                                                                 Exhibit (10)(g)

                             STANDSTILL AGREEMENT
                             --------------------

     THIS STANDSTILL AGREEMENT (this "Agreement") dated as of May 26, 1998 is
                                      ---------
entered into between Sprint Corporation, a Kansas corporation ("Sprint") and
                                                                ------
Tele-Communications, Inc., a Delaware corporation (the "Holder").
                                                        ------

                                   RECITALS:
                                   --------

     WHEREAS, Sprint, the Holder, Comcast Corporation, a Pennsylvania corporation ("Comcast") and Cox Communications, Inc., a Delaware corporation
              -------
("Cox," and together with the Holder and Comcast, the "Cable Holders") and
  ---                                                  -------------
certain of their respective subsidiaries have entered into the Restructuring and Merger Agreement, dated as of the date hereof (the "Restructuring Agreement"),
                                                    -----------------------
pursuant to which the Cable Holders, either directly or indirectly through one or more subsidiaries, will acquire shares of Series 2 PCS Stock (as defined herein), on the terms set forth in the Restructuring Agreement; and

     WHEREAS, as a condition to its entering into the Restructuring Agreement, Sprint has required that each of the Cable Holders enter into a Standstill Agreement in the form hereof, which contains certain restrictions on purchases of Sprint capital stock by the Cable Holders and their respective Affiliates and certain other limitations on the Cable Holders and their respective Affiliates;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Other Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and Sprint (each a "Party"), intending to be legally bound, hereby agree as follows:
 -----


                                  ARTICLE 1.

              RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
                         THE HOLDER AND ITS AFFILIATES
                         -----------------------------

     Section 1.1    Acquisition Restrictions.
                    ------------------------

     (a) Subject to Section 1.2, the Holder agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, either individually or as part of a Group, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

               (i) any Sprint Voting Securities at any time prior to the Closing Date, other than as a result of purchases from Sprint pursuant to the Restructuring Agreement; or

               (ii) any Sprint Voting Securities on or following the Closing Date and prior to the tenth anniversary of the date hereof (or the earlier termination of this Agreement), if as a result the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates would represent in the aggregate more than one and one half percent (1.5%) of the Voting Power represented by the Outstanding Sprint Voting Securities (assuming for purposes of this paragraph (ii) that all shares of Series 2 PCS Stock have the same voting rights as the Series 1 PCS Stock) (the "Percentage Limitation"); provided, however, that nothing
                      ---------------------    --------  -------
     in this Agreement shall prohibit or restrict the Holder or an Affiliate of the Holder from (A) exercising the equity purchase rights provided for in
     Section 6.8 of the Restructuring Agreement, including paragraphs (h) and
     (i) of such Section 6.8, (B) acquiring additional shares of Series 2 PCS Stock upon conversion of shares of PCS Preferred or (C) acquiring additional shares of Series 2 PCS Stock upon exercise of the Warrants.

          Section 1.2  Effect of Action by Sprint. The Holder shall not be
                       --------------------------
deemed in violation of this Article 1 if the Beneficial Ownership of Sprint Voting Securities by the Holder and its Affiliates exceeds the Percentage Limitation (i) solely as a result of an increase in the Votes per share attributed by the Board of Directors of Sprint to shares of PCS Stock, (ii) solely as a result of an acquisition of Sprint Voting Securities by Sprint that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, or (iii) because the Holder or its Affiliates mistakenly purchase shares in excess of the Percentage Limitation in reliance on information provided in writing by Sprint regarding the number of shares permitted to be purchased under Section 6.8 of the Restructuring Agreement.


                                  ARTICLE 2.

                         CERTAIN ADDITIONAL AGREEMENTS
                         -----------------------------

          Section 2.1  Further Restrictions. Subject to Section 2.2, the Holder
                       --------------------
agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, alone or in concert with others (including with any of the other Cable Holders or their respective Affiliates), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below:

          (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in (whether by purchasing or offering to purchase securities or by taking any other action, including communicating with stockholders of Sprint), or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

               (i) any acquisition of Beneficial Ownership of Sprint Voting Securities or other equity interests in Sprint which would result in a breach of Section 1.1 of this Agreement;

               (ii)  any tender or exchange offer for Sprint Voting Securities;

               (iii) any merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business;

               (iv) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business; or

               (v) any "solicitation" of "proxies" (as such terms are used in the proxy rules under the Exchange Act promulgated by the United States Securities and Exchange Commission but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in such proxy rules) with respect to Sprint or any of its Affiliates;

          (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) except as may result from the transactions contemplated by the Other Agreements, form, join or participate in a Group with respect to any Sprint Voting Securities;

          (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to individuals who are officers, employees or regular agents or advisors of the Holder who have received specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

          (e) except as provided for in such Holder's Voting Agreement, deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect;

          (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of Series 2 PCS Stock in connection with any vote by the holders of the PCS Stock with respect to which such holders are entitled to vote as a class;

          (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates;

          (h) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

          (i) disclose to any Person any intention, plan or arrangement inconsistent with the foregoing or form any such intention which would result in the Holder or any of its Affiliates being required to make any such disclosure in any filing with a Governmental Authority or being required by applicable law to make a public announcement with respect thereto; or

          (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 2.1(j)), the Sprint Rights Plan, the Articles or the bylaws of Sprint or any of its Affiliates.

          Section 2.2  Actions in Opposition. Notwithstanding anything in this
                       ---------------------
Article 2 to the contrary, in the event that Sprint shall submit to a vote of its stockholders any Covered Proposal with which the Holder disagrees (a "Rejected Proposal"), the Holder and its Affiliates shall be free to:
 -----------------

          (a) either alone or acting in concert with others, make a "solicitation" of "proxies" with respect to Sprint or any of its Affiliates in response or opposition to such Rejected Proposal;

          (b) make a proposal in opposition to such Rejected Proposal for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) form, join in or participate in a Group with respect to any Sprint Voting Securities for the sole purpose of responding to or opposing such Rejected Proposal;

          (d) grant a proxy with respect to any Sprint Voting Securities to any Person with specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to such Rejected Proposal; and

          (e) subject any Sprint Voting Securities to an arrangement or agreement with respect to the voting of such Sprint Voting Securities with respect to such Rejected Proposal.

          Section 2.3  Press Releases, Etc. by the Holder.
                       ----------------------------------

          (a) Subject to Section 2.3(b), the Holder may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course of business relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, the Holder will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and the Holder will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

          (b) Notwithstanding the provisions of Section 2.3(a), unless required by applicable law or permitted by Section 2.2, neither the Holder nor any of its Affiliates may make any press release, public announcement or other public communication with respect to any of the matters described in Section 2.1 without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 2.3 shall permit the taking of any action which would otherwise violate any provision contained in Section 2.1; provided that the Holder and its Affiliates shall be
                          --------
permitted to make such public communications as may be required by law, except for public communications required as a result of, or relating to, activities undertaken by the Holder or any of its Affiliates in violation of this Agreement. Nothing in this Section 2.3 shall prevent the taking of any actions permitted by Section 2.2.

          Section 2.4  Transfers to Affiliates and Associates.
                       --------------------------------------

          (a) The Holder may Transfer shares of capital stock of Sprint to its Affiliates only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof.

          (b) If and to the extent that the Holder elects to Transfer shares of Series 2 PCS Stock to one of its Associates without such shares automatically converting into shares of Series 1 PCS Stock, the Holder may effect such Transfer only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof.

          Section 2.5  Voting of Sprint Voting Securities. Except as set forth
                       ----------------------------------
in Sections 2.1(d), 2.1(e) and 2.1(f) (each to the extent limited by Section 2.2), nothing in Section 2.1 shall restrict the manner in which the Holder and its Affiliates may vote their Sprint Voting Securities.

          Section 2.6  No Modification of Sprint Rights Plan. Nothing in this
                       -------------------------------------
Agreement shall be deemed to modify, amend, supersede or grant or imply any waiver with respect to the Sprint Rights Plan.

          Section 2.7  Permitted Activities. Nothing in this Agreement shall
                       --------------------
prevent the Holder from (i) selling, transferring, tendering or otherwise disposing of shares of capital stock of Sprint to any Person at any time or from voting on, tendering into or receiving the benefit of any transaction described in clauses (ii), (iii), (iv) and (v) of Section 2.1(a), in the same manner as any other non- initiating holder of Sprint Voting Securities or (ii) taking any actions necessary or appropriate for the Holder and its Affiliates to exercise their rights under any of the Other Agreements.


                                  ARTICLE 3.

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

          Section 3.1  Certain Definitions. As used in this Agreement, the
                       -------------------
following terms shall have the meanings specified below:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person. For purposes of
Section 2.4 only, "Affiliate" of the Holder includes any Person that is jointly Controlled, directly, or indirectly through one or more intermediaries, by one or more Cable Holders, or Affiliates of one or more Cable Holders, without regard to whether such Person would be an Affiliate of the Holder pursuant to the first sentence of this definition.

     "Agreement" has the meaning set forth in the Preamble.
      ---------

     "Articles" means the Articles of Incorporation of Sprint, as amended or
      --------
supplemented from time to time.

     "Associate" has the meaning ascribed to such term in Rule 12b-2 under the
      ---------
Exchange Act.

     "Beneficial Owner" (including, with its correlative meanings, "Beneficially
      ----------------                                              ------------
Own" and "Beneficial Ownership"), with respect to any securities, means any
- ---       --------------------
Person which:

          (a) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the Restructuring Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

          (b) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (c) has, or any of whose Affiliates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided
                                                                        --------
that the Restructuring Agreement shall not be deemed an agreement, arrangement or understanding contemplated by this paragraph (c).

     "Cable Holders" has the meaning set forth in the Recitals.
      -------------

     "Change of Control" means the consummation of:
      -----------------

          (a) a third party tender offer for Voting Securities of Sprint representing more than 35% of the Voting Power of Sprint;

          (b) a sale of all or substantially all of the assets of Sprint in one transaction or in a series of related transactions;

          (c) a merger or other business combination that would result in (a) a Person holding Voting Securities of the resulting entity representing 35% or more of the Voting Power of Sprint or (ii) the stockholders of Sprint immediately prior to the record date for such transaction owning less than 50% of the outstanding equity securities of the surviving Person following such combination; or

          (d)  a change in the identity of a majority of the Directors due to
(i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors;

provided that a Strategic Merger shall not be deemed a Change of Control.
- --------

     "Class A Stock" means the Class A Common Stock, par value $2.50 per share,
      -------------
of Sprint.

     "Closing Date" means the Closing Date as defined in the Restructuring
      ------------
Agreement.

     "Common Stock" means the Common Stock, par value $2.50 per share, of
      ------------
Sprint.

     "Control" (including, with its correlative meanings, "Controlled by" and
      -------                                              -------------
"under common Control with") means, with respect to a Person or Group:
 -------------------------

          (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

          (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise; or (iii) with respect to a particular action or agreement, to direct or cause the direction of decisions, or veto or otherwise prevent decisions, of or with respect to the entity in question relating to such action or agreement.

     "Covered Proposal" means any proposal by Sprint (i) for a merger,
      ----------------
consolidation, business combination, recapitalization or similar transaction,
(ii) to modify or amend either the Articles or the provisions of the Bylaws relating to the Capital Stock Committee of the Board of Directors of Sprint in a manner that would adversely affect the rights of the holders of the Series 1 PCS Stock or the Series 2 PCS Stock, (iii) for the issuance of Sprint Voting Securities, (iv) for the sale of substantially all assets or a dissolution or liquidation of Sprint, or (v) for any other matter that would require approval of the holders of PCS Stock, voting as a separate class.

     "Exchange Act" means the United States Securities Exchange Act of 1934 and
      ------------
the rules and regulations thereunder.

     "FON Stock" means the Sprint FON Group Common Stock that will be created on
      ---------
the Closing Date, as defined in the Restructuring Agreement.

     "Group" means any group within the meaning of Section 13(d)(3) of the
      -----
Exchange Act as in effect on the date hereof.

     "Governmental Authority" means any federation, nation, state, sovereign, or
      ----------------------
government, any federal, supranational, regional, state, local or political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "Holder" has the meaning set forth in the Preamble.
      ------

     "Other Agreements" means (i) the Restructuring Agreement, (ii) the
      ----------------
Registration Rights Agreement, (iii) the Tax Sharing Agreement, (iv) the Cox L.A. Amendments, (v) the Warrant Agreements, together with the Warrants, (vi) the Mutual Release and Waiver, (vii) the FT/DT Purchase Rights Agreement and (viii) the Voting Agreements, each as defined in the Restructuring Agreement.

     "Other Termination Event" means (i) a redemption of all of the outstanding
      -----------------------
shares of PCS Stock for the common equity securities of one or more wholly owned subsidiaries of Sprint that hold all or substantially all of the assets attributed to the PCS Group (as such term is defined in the Restructuring Agreement), (ii) a redemption of all or a substantial portion of the outstanding shares of PCS Stock upon the sale of all or substantially all of the assets of the PCS Group, or (iii) a conversion of all of the outstanding shares of PCS Stock into any class of Sprint common stock that is not a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such conversion, but which shall not represent any business, assets or liabilities comprising any part of the FON Group immediately prior to such conversion.

     "Outstanding Sprint Voting Securities" means the Sprint Voting Securities
      ------------------------------------
outstanding as of any particular date.

     "PCS Stock" means the Series 1 PCS Stock, the Series 2 PCS Stock and the
      ---------
Series 3 PCS Stock.

     "PCS Preferred Stock" means the Series 7 Preferred Stock of Sprint, no par
      -------------------
value per share, which shall be created by the filing of a Certificate of Designations as described in Section 6.2(d) of the Restructuring Agreement.

     "Percentage Limitation" has the meaning set forth in Section 1.1(a)(ii).
      ---------------------

     "Person" means an individual, a partnership, an association, a joint
      ------
venture, a corporation, a business, a trust, an unincorporated organization, or any other entity organized under applicable law.

     "Preferred Stock" means any class or series of the Preferred Stock, no par
      ---------------
value, of Sprint, including the PCS Preferred Stock.

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated as of the date hereof among Sprint and the Cable Holders.

     "Restructuring Agreement" has the meaning set forth in the Recitals.
      -----------------------

     "Series 1 PCS Stock" means the Series 1 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment, as defined in the Restructuring Agreement.

     "Series 2 PCS Stock" means the Series 2 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Series 3 PCS Stock" means the Series 3 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Sprint Rights Plan" means the Rights Agreement dated as of June 9, 1997,
      ------------------
as amended, between Sprint and UMB Bank, n.a., as rights agent, as amended or modified from time to time, or any successor or similar Plan.

     "Sprint Voting Securities" means the Common Stock, the Class A Stock, the
      ------------------------
FON Stock, the PCS Stock, the Preferred Stock and any other securities of Sprint having the right to Vote.

     "Strategic Merger" means a merger or other business combination involving
      ----------------
Sprint (a) in which the Holder is entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) its shares of PCS Stock, with an aggregate fair market value equal to the sum of (i) the fair market value of all consideration that the Holder has a right to receive with respect to such merger or other business combination, and (ii) if Sprint is the surviving parent entity, the fair market value of the equity securities of the surviving parent entity that the Holder is entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders, (c) immediately after which no person or Group (other than the Cable Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity and (d) in which holders of PCS Stock receive a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such merger or other business combination together with such additional wireless business, assets and liabilities which may be included in the PCS Group of the surviving parent entity, but which shall not represent any business, assets or liabilities comprising any part of the other businesses, assets or liabilities of the surviving parent entity or its subsidiaries, including businesses, assets or liabilities of the FON Group immediately prior to such merger or business combination, it being understood that no merger or business combination shall be deemed to meet the requirements of this definition unless the requirements of each of clauses (a) through (d) above have been met. "Fair market value" with respect to any property, for purposes of this definition, shall be as determined in writing in good faith by a majority of the independent directors of Sprint.

     "Subsidiary" means, with respect to any Person (the "Parent"), any other
      ----------
Person in which the Parent, one or more Subsidiaries of the Parent, or the Parent and one or more of its Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests.

     "Transfer" means any act pursuant to which, directly or indirectly, the
      --------
ownership of assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed of.

     "Vote" means, as to any entity, the ability to cast a vote at a
      ----
stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body; provided that
                                                               --------
with respect to Sprint only, "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint.

     "Voting Agreement" has the meaning assigned to such term in the
      ----------------
Restructuring Agreement.

     "Voting Power" means, as to any entity as of any date, the aggregate number
      ------------
of Votes outstanding as of such date in respect of such entity; provided that,
                                                                --------
with respect to PCS Stock, the Vote per share used to calculate such aggregate number of Votes shall be the Vote per share most recently established by the Board of Directors of Sprint, whether for the most recent vote of stockholders or for a vote of stockholders to be conducted in the future.

     "Warrant" has the meaning set forth in the Restructuring Agreement.
      -------

          Section 3.2  Interpretation and Construction of this Agreement. The
                       --------------------------------------------------
definitions in Section 3.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                  ARTICLE 4.

                                 MISCELLANEOUS
                                 -------------

          Section 4.1  Termination. The provisions of this Agreement shall
                       -----------
terminate (a) upon the consent in writing of all of the Parties, (b) upon a Change of Control, (c) if the Restructuring Agreement is terminated prior to the Closing thereunder, (d) following the Closing under the Restructuring Agreement, if the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, directly or indirectly, either individually or as part of a Group, in the aggregate no longer exceed the Percentage Limitation (assuming for purposes of this clause (d) that all shares of Series 2 PCS Stock have the same voting rights as the shares of Series 1 PCS Stock), or (e) upon the occurrence of an Other Termination Event. As to a Holder that is an Affiliate or an Associate of a Cable Holder and that has executed this Agreement in accordance with Section 2.4, the provisions of this Agreement shall terminate, in addition to the above circumstances, when such Holder ceases to be an Affiliate (or Associate, as applicable) of a Cable Holder and all shares of Series 2 PCS Stock held by such party shall have converted to Series 1 PCS Stock. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

          Section 4.2  Notices. Except as expressly provided herein, all
                       -------
notices, consents, waivers and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received and confirmation sent as provided below), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as such Person may from time to time specify by like notice to the parties:

     Holder:         Tele-Communications, Inc.
                     5619 DTC Parkway
                     Englewood, Colorado 80111
                     Telecopy: (303) 488-3245
                     Attention: General Counsel

     with a copy to:

                     Baker & Botts, L.L.P.
                     599 Lexington Avenue
                     New York, New York 10022-6030
                     Te1ecopy:  (212) 705-5125
                     Attention: John L. Graham

     Sprint:         2330 Shawnee Mission Parkway

                     East Wing
                     Westwood, Kansas  66205
                     Attention: General Counsel
                     Tel: (913) 624-8440
                     Fax: (913) 624-8426

     with a copy to:

                     King & Spalding
                     191 Peachtree Street
                     Atlanta, Georgia  30303
                     Attention:  Bruce N. Hawthorne, Esq.
                     Tel: (404) 572-4903
                     Fax: (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this
Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by facsimile also shall be sent concurrently by mail, but shall in any event be effective as stated above.

          Section 4.3  Assignment. No Party will assign this Agreement or any
                       ----------
rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

          Section 4.4  Entire Agreement. This Agreement embodies the entire
                       ----------------
agreement and understanding of the Parties with respect to the subject matter contained herein, provided that this provision shall not abrogate any other
                  --------
written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

          Section 4.5  Waiver, Amendment, etc. This Agreement may not be amended
                       ----------------------
or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

          Section 4.6  Binding Agreement; No Third Party Beneficiaries. This
                       -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

          Section 4.7  Governing Law; Dispute Resolution; Equitable Relief.
                       ---------------------------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

          (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTY FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, IT SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

          Section 4.8  Severability. The invalidity or unenforceability of any
                       ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each Party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

          Section 4.9  Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

          Section 4.10 Remedies. In addition to any other remedies which may be
                       --------
available to Sprint (including any remedies which Sprint may have at law or in equity):

          (a) If the Holder breaches this Agreement in any material respect, then unless and until such breach is cured in all material respects, the Holder shall not be entitled to vote any of its shares of capital stock of Sprint (or any shares into which such shares of capital stock are converted) with respect to any matter or proposal arising from, relating to or involving such breach, and no such purported vote by the Holder on such matter shall be effective or shall be counted; and

          (b) The Holder agrees that Sprint shall have no obligation to honor Transfers of Sprint Voting Securities or other equity interests in Sprint to the Holder or any of its Affiliates that would cause the Holder and its Affiliates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such Transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such Transfers.

     IN WITNESS WHEREOF, Sprint and the Holder have caused their respective duly authorized officers to execute this Standstill Agreement as of the day and year first above written.



                                        TELE-COMMUNICATIONS, INC.


                                        By: /s/ Stephen M. Brett
                                           ---------------------
                                           Title: Vice President
                                                 ---------------



                                        SPRINT CORPORATION


                                        By: /s/ Don A. Jensen
                                           ------------------
                                           Title: Vice President
                                                 ---------------

                             STANDSTILL AGREEMENT
                             --------------------

     THIS STANDSTILL AGREEMENT (this "Agreement") dated as of May 26, 1998 is
                                      ---------
entered into between Sprint Corporation, a Kansas corporation ("Sprint") and Cox
                                                                ------
Communications, Inc., a Delaware corporation (the "Holder").
                                                   ------

                                   RECITALS:
                                   --------

     WHEREAS, Sprint, Tele-Communications, Inc., a Delaware corporation ("TCI"),
                                                                          ---
Comcast Corporation, a Pennsylvania corporation ("Comcast") and the Holder
                                                  -------
(together with TCI and Comcast, the "Cable Holders") and certain of their
                                     -------------
respective subsidiaries have entered into the Restructuring and Merger Agreement, dated as of the date hereof (the "Restructuring Agreement"), pursuant
                                             -----------------------
to which the Cable Holders, either directly or indirectly through one or more subsidiaries, will acquire shares of Series 2 PCS Stock (as defined herein), on the terms set forth in the Restructuring Agreement; and

     WHEREAS, as a condition to its entering into the Restructuring Agreement, Sprint has required that each of the Cable Holders enter into a Standstill Agreement in the form hereof, which contains certain restrictions on purchases of Sprint capital stock by the Cable Holders and their respective Affiliates and certain other limitations on the Cable Holders and their respective Affiliates;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Other Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and Sprint (each a "Party"), intending to be legally bound, hereby agree as follows:
 -----


                                  ARTICLE I.

              RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
                         THE HOLDER AND ITS AFFILIATES
                         -----------------------------

          Section 1.1    Acquisition Restrictions.
                         ------------------------

          (a) Subject to Section 1.2, the Holder agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, either individually or as part of a Group, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

               (i) any Sprint Voting Securities at any time prior to the Closing Date, other than as a result of purchases from Sprint pursuant to the Restructuring Agreement; or

               (ii) any Sprint Voting Securities on or following the Closing Date and prior to the tenth anniversary of the date hereof (or the earlier termination of this Agreement), if as a result the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates would represent in the aggregate more than one and one half percent (1.5%) of the Voting Power represented by the Outstanding Sprint Voting Securities (assuming for purposes of this paragraph (ii) that all shares of Series 2 PCS Stock have the same voting rights as the Series 1 PCS Stock) (the "Percentage Limitation"); provided, however, that nothing
                      ---------------------    -----------------
     in this Agreement shall prohibit or restrict the Holder or an Affiliate of the Holder from (A) exercising the equity purchase rights provided for in
     Section 6.8 of the Restructuring Agreement, including paragraphs (h) and
     (i) of such Section 6.8, (B) acquiring additional shares of Series 2 PCS Stock upon conversion of shares of PCS Preferred, (C) acquiring additional shares of Series 2 PCS Stock upon exercise of the Warrants or (D) exercising its rights under Section 13.6 of the Amended Cox PCS Agreement.

          Section 1.2 Effect of Action by Sprint. The Holder shall not be deemed
                      --------------------------
in violation of this Article 1 if the Beneficial Ownership of Sprint Voting Securities by the Holder and its Affiliates exceeds the Percentage Limitation
(i) solely as a result of an increase in the Votes per share attributed by the Board of Directors of Sprint to shares of PCS Stock, (ii) solely as a result of an acquisition of Sprint Voting Securities by Sprint that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, or (iii) because the Holder or its Affiliates mistakenly purchase shares in excess of the Percentage Limitation in reliance on information provided in writing by Sprint regarding the number of shares permitted to be purchased under Section 6.8 of the Restructuring Agreement.


                                  ARTICLE 2.
                         CERTAIN ADDITIONAL AGREEMENTS
                         -----------------------------

          Section 2.1 Further Restrictions. Subject to Section 2.2, the Holder
                      --------------------
agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, alone or in concert with others (including with any of the other Cable Holders or their respective Affiliates), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below:

          (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in (whether by purchasing or offering to purchase securities or by taking any other action, including communicating with stockholders of Sprint), or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

               (i) any acquisition of Beneficial Ownership of Sprint Voting Securities or other equity interests in Sprint which would result in a breach of Section 1.1 of this Agreement;

               (ii)  any tender or exchange offer for Sprint Voting Securities;

               (iii) any merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business;

               (iv) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business; or

               (v) any "solicitation" of "proxies" (as such terms are used in the proxy rules under the Exchange Act promulgated by the United States Securities and Exchange Commission but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in such proxy rules) with respect to Sprint or any of its Affiliates;

          (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) except as may result from the transactions contemplated by the Other Agreements, form, join or participate in a Group with respect to any Sprint Voting Securities;

          (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to individuals who are officers, employees or regular agents or advisors of the Holder who have received specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

          (e) except as provided for in such Holder's Voting Agreement, deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect;

          (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of Series 2 PCS Stock in connection with any vote by the holders of the PCS Stock with respect to which such holders are entitled to vote as a class;

          (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates;

          (h) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

          (i) disclose to any Person any intention, plan or arrangement inconsistent with the foregoing or form any such intention which would result in the Holder or any of its Affiliates being required to make any such disclosure in any filing with a Governmental Authority or being required by applicable law to make a public announcement with respect thereto; or

          (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 2.1(j)), the Sprint Rights Plan, the Articles or the bylaws of Sprint or any of its Affiliates.

          Section 2.2    Actions in Opposition. Notwithstanding anything in this
                         ---------------------
Article 2 to the contrary, in the event that Sprint shall submit to a vote of its stockholders any Covered Proposal with which the Holder disagrees (a "Rejected Proposal"), the Holder and its Affiliates shall be free to:
 -----------------

          (a) either alone or acting in concert with others, make a "solicitation" of "proxies" with respect to Sprint or any of its Affiliates in response or opposition to such Rejected Proposal;

          (b) make a proposal in opposition to such Rejected Proposal for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) form, join in or participate in a Group with respect to any Sprint Voting Securities for the sole purpose of responding to or opposing such Rejected Proposal;

          (d) grant a proxy with respect to any Sprint Voting Securities to any Person with specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to such Rejected Proposal; and

          (e) subject any Sprint Voting Securities to an arrangement or agreement with respect to the voting of such Sprint Voting Securities with respect to such Rejected Proposal.

          Section 2.3    Press Releases, Etc. by the Holder.
                         ----------------------------------

          (a) Subject to Section 2.3(b), the Holder may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course of business relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, the Holder will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and the Holder will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

          (b) Notwithstanding the provisions of Section 2.3(a), unless required by applicable law or permitted by Section 2.2, neither the Holder nor any of its Affiliates may make any press release, public announcement or other public communication with respect to any of the matters described in Section 2.1 without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 2.3 shall permit the taking of any action which would otherwise violate any provision contained in Section 2.1; provided that the Holder and its Affiliates shall be
                          --------
permitted to make such public communications as may be required by law, except for public communications required as a result of, or relating to, activities undertaken by the Holder or any of its Affiliates in violation of this Agreement. Nothing in this Section 2.3 shall prevent the taking of any actions permitted by Section 2.2.

          Section 2.4    Transfers to Affiliates and Associates.
                         --------------------------------------

          (a) The Holder may Transfer shares of capital stock of Sprint to its Affiliates only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof .

          (b) If and to the extent that the Holder elects to Transfer shares of Series 2 PCS Stock to one of its Associates without such shares automatically converting into shares of Series 1 PCS Stock, the Holder may effect such Transfer only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof.

          Section 2.5    Voting of Sprint Voting Securities. Except as set forth
                         ----------------------------------
in Sections 2.1(d), 2.1(e) and 2.1(f) (each to the extent limited by Section 2.2), nothing in Section 2.1 shall restrict the manner in which the Holder and its Affiliates may vote their Sprint Voting Securities.

          Section 2.6    No Modification of Sprint Rights Plan. Nothing in this
                         -------------------------------------
Agreement shall be deemed to modify, amend, supersede or grant or imply any waiver with respect to the Sprint Rights Plan.

          Section 2.7    Permitted Activities. Nothing in this Agreement shall
                         --------------------
prevent the Holder from (i) selling, transferring, tendering or otherwise disposing of shares of capital stock of Sprint to any Person at any time or from voting on, tendering into or receiving the benefit of any transaction described in clauses (ii), (iii), (iv) and (v) of Section 2.1(a), in the same manner as any other non- initiating holder of Sprint Voting Securities or (ii) taking any actions necessary or appropriate for the Holder and its Affiliates to exercise their rights under any of the Other Agreements.


                                  ARTICLE 3.

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

          Section 3.1    Certain Definitions. As used in this Agreement, the
                         -------------------
following terms shall have the meanings specified below:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person. For purposes of
Section 2.4 only, "Affiliate" of the Holder includes any Person that is jointly Controlled, directly, or indirectly through one or more intermediaries, by one or more Cable Holders, or Affiliates of one or more Cable Holders, without regard to whether such Person would be an Affiliate of the Holder pursuant to the first sentence of this definition.

     "Agreement" has the meaning set forth in the Preamble.
      ---------

     "Amended Cox PCS Agreement" means the Agreement of Limited Partnership of
      -------------------------
Cox Communications PCS, L.P., as amended by an amendment thereto to be entered into and dated as of the Closing Date.

     "Articles" means the Articles of Incorporation of Sprint, as amended or
      --------
supplemented from time to time.

     "Associate" has the meaning ascribed to such term in Rule 12b-2 under the
      ---------
Exchange Act.

     "Beneficial Owner" (including, with its correlative meanings, "Beneficially
      ----------------                                              ------------
Own" and "Beneficial Ownership"), with respect to any securities, means any
- ---       --------------------
Person which:

          (a) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the Restructuring Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

          (b) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (c) has, or any of whose Affiliates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided
                                                                        --------
that the Restructuring Agreement shall not be deemed an agreement, arrangement or understanding contemplated by this paragraph (c).

     "Cable Holders" has the meaning set forth in the Recitals.
      -------------

     "Change of Control" means the consummation of:
      -----------------

          (a) a third party tender offer for Voting Securities of Sprint representing more than 35% of the Voting Power of Sprint;

          (b) a sale of all or substantially all of the assets of Sprint in one transaction or in a series of related transactions;

          (c) a merger or other business combination that would result in (a) a Person holding Voting Securities of the resulting entity representing 35% or more of the Voting Power of Sprint or (ii) the stockholders of Sprint immediately prior to the record date for such transaction owning less than 50% of the outstanding equity securities of the surviving Person following such combination; or

          (d)  a change in the identity of a majority of the Directors due to
(i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors;

provided that a Strategic Merger shall not be deemed a Change of Control.
- --------

     "Class A Stock" means the Class A Common Stock, par value $2.50 per share,
      -------------
of Sprint.

     "Closing Date" means the Closing Date as defined in the Restructuring
      ------------
Agreement.

     "Common Stock" means the Common Stock, par value $2.50 per share, of
      ------------
Sprint.

     "Control" (including, with its correlative meanings, "Controlled by" and
      -------
"under common Control with") means, with respect to a Person or Group:

          (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

          (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise; or (iii) with respect to a particular action or agreement, to direct or cause the direction of decisions, or veto or otherwise prevent decisions, of or with respect to the entity in question relating to such action or agreement.

     "Covered Proposal" means any proposal by Sprint (i) for a merger,
      ----------------
consolidation, business combination, recapitalization or similar transaction,
(ii) to modify or amend either the Articles or the provisions of the Bylaws relating to the Capital Stock Committee of the Board of Directors of Sprint in a manner that would adversely affect the rights of the holders of the Series 1 PCS Stock or the Series 2 PCS Stock, (iii) for the issuance of Sprint Voting Securities, (iv) for the sale of substantially all assets or a dissolution or liquidation of Sprint, or (v) for any other matter that would require approval of the holders of PCS Stock, voting as a separate class.

     "Exchange Act" means the United States Securities Exchange Act of 1934 and
      ------------
the rules and regulations thereunder.

     "FON Stock" means the Sprint FON Group Common Stock that will be created on
      ---------
the Closing Date, as defined in the Restructuring Agreement.

     "Group" means any group within the meaning of Section 13(d)(3) of the
      -----
Exchange Act as in effect on the date hereof.

     "Governmental Authority" means any federation, nation, state, sovereign, or
      ----------------------
government, any federal, supranational, regional, state, local or political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "Holder" has the meaning set forth in the Preamble.
      ------

     "Other Agreements" means (i) the Restructuring Agreement, (ii) the
      ----------------
Registration Rights Agreement, (iii) the Tax Sharing Agreement, (iv) the Cox L.A. Amendments, (v) the Warrant Agreements, together with the Warrants, (vi) the Mutual Release and Waiver, (vii) the FT/DT Purchase Rights Agreement and
(viii) the Voting Agreements, each as defined in the Restructuring Agreement.

     "Other Termination Event" means (i) a redemption of all of the outstanding
      -----------------------
shares of PCS Stock for the common equity securities of one or more wholly owned subsidiaries of Sprint that hold all or substantially all of the assets attributed to the PCS Group (as such term is defined in the Restructuring Agreement), (ii) a redemption of all or a substantial portion of the outstanding shares of PCS Stock upon the sale of all or substantially all of the assets of the PCS Group, or (iii) a conversion of all of the outstanding shares of PCS Stock into any class of Sprint common stock that is not a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such conversion, but which shall not represent any business, assets or liabilities comprising any part of the FON Group immediately prior to such conversion.

     "Outstanding Sprint Voting Securities" means the Sprint Voting Securities
      ------------------------------------
outstanding as of any particular date.

     "PCS Stock" means the Series 1 PCS Stock, the Series 2 PCS Stock and the
      ---------
Series 3 PCS Stock.

     "PCS Preferred Stock" means the Series 7 Preferred Stock of Sprint, no par
      -------------------
value per share, which shall be created by the filing of a Certificate of Designations as described in Section 6.2(d) of the Restructuring Agreement.

     "Percentage Limitation" has the meaning set forth in Section 1.1(a)(ii).
      ---------------------

     "Person" means an individual, a partnership, an association, a joint
      ------
venture, a corporation, a business, a trust, an unincorporated organization, or any other entity organized under applicable law.

     "Preferred Stock" means any class or series of the Preferred Stock, no par
      ---------------
value, of Sprint, including the PCS Preferred Stock.

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated as of the date hereof among Sprint and the Cable Holders.

     "Restructuring Agreement" has the meaning set forth in the Recitals.
      -----------------------

     "Series 1 PCS Stock" means the Series 1 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment, as defined in the Restructuring Agreement.

     "Series 2 PCS Stock" means the Series 2 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Series 3 PCS Stock" means the Series 3 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Sprint Rights Plan" means the Rights Agreement dated as of June 9, 1997,
      ------------------
as amended, between Sprint and UMB Bank, n.a., as rights agent, as amended or modified from time to time, or any successor or similar Plan.

     "Sprint Voting Securities" means the Common Stock, the Class A Stock, the
      ------------------------
FON Stock, the PCS Stock, the Preferred Stock and any other securities of Sprint having the right to Vote.

     "Strategic Merger" means a merger or other business combination involving
      ----------------
Sprint (a) in which the Holder is entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) its shares of PCS Stock, with an aggregate fair market value equal to the sum of (i) the fair market value of all consideration that the Holder has a right to receive with respect to such merger or other business combination, and (ii) if Sprint is the surviving parent entity, the fair market value of the equity securities of the surviving parent entity that the Holder is entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders, (c) immediately after which no person or Group (other than the Cable Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity and (d) in which holders of PCS Stock receive a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such merger or other business combination together with such additional wireless business, assets and liabilities which may be included in the PCS Group of the surviving parent entity, but which shall not represent any business, assets or liabilities comprising any part of the other businesses, assets or liabilities of the surviving parent entity or its subsidiaries, including businesses, assets or liabilities of the FON Group immediately prior to such merger or business combination, it being understood that no merger or business combination shall be deemed to meet the requirements of this definition unless the requirements of each of clauses (a) through (d) above have been met. "Fair market value" with respect to any property, for purposes of this
 -----------------
definition, shall be as determined in writing in good faith by a majority of the independent directors of Sprint.

     "Subsidiary" means, with respect to any Person (the "Parent"), any other
      ----------                                          ------
Person in which the Parent, one or more Subsidiaries of the Parent, or the Parent and one or more of its Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests.

     "Transfer" means any act pursuant to which, directly or indirectly, the
      --------
ownership of assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed of.

     "Vote" means, as to any entity, the ability to cast a vote at a
      ----
stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body; provided that
                                                               --------
with respect to Sprint only, "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint.

      "Voting Agreement" has the meaning assigned to such term in the
       ----------------
Restructuring Agreement.

     "Voting Power" means, as to any entity as of any date, the aggregate number
      ------------
of Votes outstanding as of such date in respect of such entity; provided that,
                                                                --------
with respect to PCS Stock, the Vote per share used to calculate such aggregate number of Votes shall be the Vote per share most recently established by the Board of Directors of Sprint, whether for the most recent vote of stockholders or for a vote of stockholders to be conducted in the future.

       "Warrant" has the meaning set forth in the Restructuring Agreement.
        -------

          Section 3.2    Interpretation and Construction of this Agreement. The
                         -------------------------------------------------
definitions in Section 3.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------

          Section  4.1   Termination. The provisions of this Agreement shall
                         -----------
terminate (a) upon the consent in writing of all of the Parties, (b) upon a Change of Control, (c) if the Restructuring Agreement is terminated prior to the Closing thereunder, (d) following the Closing under the Restructuring Agreement, if the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, directly or indirectly, either individually or as part of a Group, in the aggregate no longer exceed the Percentage Limitation (assuming for purposes of this clause (d) that all shares of Series 2 PCS Stock have the same voting rights as the shares of Series 1 PCS Stock), or (e) upon the occurrence of an Other Termination Event. As to a Holder that is an Affiliate or an Associate of a Cable Holder and that has executed this Agreement in accordance with Section 2.4, the provisions of this Agreement shall terminate, in addition to the above circumstances, when such Holder ceases to be an Affiliate (or Associate, as applicable) of a Cable Holder and all shares of Series 2 PCS Stock held by such party shall have converted to Series 1 PCS Stock. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

          Section 4.2    Notices. Except as expressly provided herein, all
                         -------
notices, consents, waivers and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received and confirmation sent as provided below), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as such Person may from time to time specify by like notice to the parties:

     Holder:        Cox Communications, Inc.
                    1400 Lake Hearn Drive
                    Atlanta, Georgia 30319-1464
                    Telecopy: (404) 847-6336
                    Attention: Dallas Clement

     with a copy to:

                    Dow, Lohnes & Albertson
                    1200 New Hampshire Avenue, N.W.
                    Suite 800
                    Washington, D.C. 20036-6802
                    Telecopy: (202) 776-2222
                    Attention:  David D. Wild

     Sprint:        2330 Shawnee Mission Parkway
                    East Wing
                    Westwood, Kansas  66205
                    Attention: General Counsel
                    Tel: (913) 624-8440
                    Fax: (913) 624-8426

     with a copy to:

                    King & Spalding
                    191 Peachtree Street
                    Atlanta, Georgia  30303
                    Attention:  Bruce N. Hawthorne, Esq.
                    Tel:  (404) 572-4903
                    Fax:  (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this
Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by facsimile also shall be sent concurrently by mail, but shall in any event be effective as stated above.

          Section 4.3    Assignment. No Party will assign this Agreement or any
                         ----------
rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

          Section  4.4   Entire Agreement. This Agreement embodies the entire
                         ----------------
agreement and understanding of the Parties with respect to the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

          Section 4.5    Waiver, Amendment, etc. This Agreement may not be
                         ----------------------
amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

          Section 4.6    Binding Agreement; No Third Party Beneficiaries. This
                         -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

          Section 4.7    Governing Law; Dispute Resolution; Equitable Relief.
                         ---------------------------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

          (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTY FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, IT SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

          Section 4.8    Severability. The invalidity or unenforceability of any
                         ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each Party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

          Section 4.9    Counterparts. This Agreement may be executed in one or
                         ------------
more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

          Section 4.10   Remedies. In addition to any other remedies which may
                         --------
be available to Sprint (including any remedies which Sprint may have at law or in equity):

          (a) If the Holder breaches this Agreement in any material respect, then unless and until such breach is cured in all material respects, the Holder shall not be entitled to vote any of its shares of capital stock of Sprint (or any shares into which such shares of capital stock are converted) with respect to any matter or proposal arising from, relating to or involving such breach, and no such purported vote by the Holder on such matter shall be effective or shall be counted; and

          (b) The Holder agrees that Sprint shall have no obligation to honor Transfers of Sprint Voting Securities or other equity interests in Sprint to the Holder or any of its Affiliates that would cause the Holder and its Affiliates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such Transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such Transfers.

     IN WITNESS WHEREOF, Sprint and the Holder have caused their respective duly authorized officers to execute this Standstill Agreement as of the day and year first above written.

                              COX COMMUNICATIONS, INC.


                              By:    /s/ James O. Robbins
                                 --------------------------
                                 Title:   President and CEO
                                       ---------------------


                              SPRINT CORPORATION

                              By:   /s/ Don A. Jensen
                                 -----------------------
                                Title:   Vice President
                                      -------------------

                             STANDSTILL AGREEMENT
                             --------------------

     THIS STANDSTILL AGREEMENT (this "Agreement") dated as of May 26, 1998 is
                                      ---------
entered into between Sprint Corporation, a Kansas corporation ("Sprint") and
                                                                ------
Comcast Corporation, a Pennsylvania corporation ("the "Holder").
                                                       ------

                                   RECITALS:
                                   --------

     WHEREAS, Sprint, Tele-Communications, Inc., a Delaware corporation ("TCI"),
                                                                          ---
the Holder and Cox Communications, Inc., a Delaware corporation ("Cox," and
                                                                  ---
together with TCI and the Holder, the "Cable Holders") and certain of their
                                       -------------
respective subsidiaries have entered into the Restructuring and Merger Agreement, dated as of the date hereof (the "Restructuring Agreement"), pursuant
                                             -----------------------
to which the Cable Holders, either directly or indirectly through one or more subsidiaries, will acquire shares of Series 2 PCS Stock (as defined herein), on the terms set forth in the Restructuring Agreement; and

     WHEREAS, as a condition to its entering into the Restructuring Agreement, Sprint has required that each of the Cable Holders enter into a Standstill Agreement in the form hereof, which contains certain restrictions on purchases of Sprint capital stock by the Cable Holders and their respective Affiliates and certain other limitations on the Cable Holders and their respective Affiliates;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Other Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and Sprint (each a "Party"), intending to be legally bound, hereby agree as follows:
 -----

                                  ARTICLE I.

              RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
                         THE HOLDER AND ITS AFFILIATES
                         -----------------------------

          Section 1.1    Acquisition Restrictions.
                         ------------------------

          (a) Subject to Section 1.2, the Holder agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, either individually or as part of a Group, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

               (i) any Sprint Voting Securities at any time prior to the Closing Date, other than as a result of purchases from Sprint pursuant to the Restructuring Agreement; or

               (ii) any Sprint Voting Securities on or following the Closing Date and prior to the tenth anniversary of the date hereof (or the earlier termination of this Agreement), if as a result the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates would represent in the aggregate more than one and one half percent (1.5%) of the Voting Power represented by the Outstanding Sprint Voting Securities (assuming for purposes of this paragraph (ii) that all shares of Series 2 PCS Stock have the same voting rights as the Series 1 PCS Stock) (the "Percentage Limitation"); provided, however, that nothing
                      ---------------------    --------  -------
     in this Agreement shall prohibit or restrict the Holder or an Affiliate of the Holder from (A) exercising the equity purchase rights provided for in
     Section 6.8 of the Restructuring Agreement, including paragraphs (h) and
     (i) of such Section 6.8, (B) acquiring additional shares of Series 2 PCS Stock upon conversion of shares of PCS Preferred, or (C) acquiring additional shares of Series 2 PCS Stock upon exercise of the Warrants.

          Section 1.2 Effect of Action by Sprint. The Holder shall not be deemed
                      --------------------------
in violation of this Article 1 if the Beneficial Ownership of Sprint Voting Securities by the Holder and its Affiliates exceeds the Percentage Limitation
(i) solely as a result of an increase in the Votes per share attributed by the Board of Directors of Sprint to shares of PCS Stock, (ii) solely as a result of an acquisition of Sprint Voting Securities by Sprint that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, or (iii) because the Holder or its Affiliates mistakenly purchase shares in excess of the Percentage Limitation in reliance on information provided in writing by Sprint regarding the number of shares permitted to be purchased under Section 6.8 of the Restructuring Agreement.

                                  ARTICLE 2.

                         CERTAIN ADDITIONAL AGREEMENTS
                         -----------------------------

          Section 2.1 Further Restrictions. Subject to Section 2.2, the Holder
                      --------------------
agrees that it will not, and it will cause each of its Affiliates not to, directly or indirectly, alone or in concert with others (including with any of the other Cable Holders or their respective Affiliates), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below:

          (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in (whether by purchasing or offering to purchase securities or by taking any other action, including communicating with stockholders of Sprint), or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

               (i) any acquisition of Beneficial Ownership of Sprint Voting Securities or other equity interests in Sprint which would result in a breach of Section 1.1 of this Agreement;

               (ii)   any tender or exchange offer for Sprint Voting Securities;

               (iii) any merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business;

               (iv) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business; or

               (v) any "solicitation" of "proxies" (as such terms are used in the proxy rules under the Exchange Act promulgated by the United States Securities and Exchange Commission but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in such proxy rules) with respect to Sprint or any of its Affiliates;

          (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) except as may result from the transactions contemplated by the Other Agreements, form, join or participate in a Group with respect to any Sprint Voting Securities;

          (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to individuals who are officers, employees or regular agents or advisors of the Holder who have received specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

          (e) except as provided for in such Holder's Voting Agreement, deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect;

          (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of Series 2 PCS Stock in connection with any vote by the holders of the PCS Stock with respect to which such holders are entitled to vote as a class;

          (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates;

          (h) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

          (i) disclose to any Person any intention, plan or arrangement inconsistent with the foregoing or form any such intention which would result in the Holder or any of its Affiliates being required to make any such disclosure in any filing with a Governmental Authority or being required by applicable law to make a public announcement with respect thereto; or

          (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 2.1(j)), the Sprint Rights Plan, the Articles or the bylaws of Sprint or any of its Affiliates.

          Section 2.2  Actions in Opposition. Notwithstanding anything in this
                       ---------------------
Article 2 to the contrary, in the event that Sprint shall submit to a vote of its stockholders any Covered Proposal with which the Holder disagrees (a "Rejected Proposal"), the Holder and its Affiliates shall be free to:
 ------------------

          (a) either alone or acting in concert with others, make a "solicitation" of "proxies" with respect to Sprint or any of its Affiliates in response or opposition to such Rejected Proposal;

          (b) make a proposal in opposition to such Rejected Proposal for submission to a vote of stockholders of Sprint or any of its Affiliates;

          (c) form, join in or participate in a Group with respect to any Sprint Voting Securities for the sole purpose of responding to or opposing such Rejected Proposal;

          (d) grant a proxy with respect to any Sprint Voting Securities to any Person with specific instructions from the Holder as to the voting of such Sprint Voting Securities with respect to such Rejected Proposal; and

          (e) subject any Sprint Voting Securities to an arrangement or agreement with respect to the voting of such Sprint Voting Securities with respect to such Rejected Proposal.

          Section 2.3  Press Releases, Etc. by the Holder.
                       ----------------------------------

          (a) Subject to Section 2.3(b), the Holder may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course of business relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, the Holder will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and the Holder will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

          (b) Notwithstanding the provisions of Section 2.3(a), unless required by applicable law or permitted by Section 2.2, neither the Holder nor any of its Affiliates may make any press release, public announcement or other public communication with respect to any of the matters described in Section 2.1 without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 2.3 shall permit the taking of any action which would otherwise violate any provision contained in Section 2.1; provided that the Holder and its Affiliates shall be
                          --------
permitted to make such public communications as may be required by law, except for public communications required as a result of, or relating to, activities undertaken by the Holder or any of its Affiliates in violation of this Agreement. Nothing in this Section 2.3 shall prevent the taking of any actions permitted by Section 2.2.

          Section 2.4  Transfers to Affiliates and Associates.
                       --------------------------------------

          (a) The Holder may Transfer shares of capital stock of Sprint to its Affiliates only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof.

          (b) If and to the extent that the Holder elects to Transfer shares of Series 2 PCS Stock to one of its Associates without such shares automatically converting into shares of Series 1 PCS Stock, the Holder may effect such Transfer only if, prior to such Transfer, such transferee executes and delivers to Sprint (in accordance with Section 4.2) a Standstill Agreement in the form hereof.

          Section 2.5  Voting of Sprint Voting Securities. Except as set forth
                       ----------------------------------
in Sections 2.1(d), 2.1(e) and 2.1(f) (each to the extent limited by Section 2.2), nothing in Section 2.1 shall restrict the manner in which the Holder and its Affiliates may vote their Sprint Voting Securities.

          Section 2.6  No Modification of Sprint Rights Plan. Nothing in this
                       -------------------------------------
Agreement shall be deemed to modify, amend, supersede or grant or imply any waiver with respect to the Sprint Rights Plan.

          Section 2.7  Permitted Activities. Nothing in this Agreement shall
                       --------------------
prevent the Holder from (i) selling, transferring, tendering or otherwise disposing of shares of capital stock of Sprint to any Person at any time or from voting on, tendering into or receiving the benefit of any transaction described in clauses (ii), (iii), (iv) and (v) of Section 2.1(a), in the same manner as any other non- initiating holder of Sprint Voting Securities or (ii) taking any actions necessary or appropriate for the Holder and its Affiliates to exercise their rights under any of the Other Agreements.


                                  ARTICLE 3.

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

          Section 3.1  Certain Definitions. As used in this Agreement, the
                       -------------------
following terms shall have the meanings specified below:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person. For purposes of
Section 2.4 only, "Affiliate" of the Holder includes any Person that is jointly Controlled, directly, or indirectly through one or more intermediaries, by one or more Cable Holders, or Affiliates of one or more Cable Holders, without regard to whether such Person would be an Affiliate of the Holder pursuant to the first sentence of this definition.

     "Agreement" has the meaning set forth in the Preamble.
      ---------

     "Articles" means the Articles of Incorporation of Sprint, as amended or
      --------
supplemented from time to time.

     "Associate" has the meaning ascribed to such term in Rule 12b-2 under the
      ---------
Exchange Act.

     "Beneficial Owner" (including, with its correlative meanings, "Beneficially
      ----------------                                              ------------
Own" and "Beneficial Ownership"), with respect to any securities, means any
- ---
Person which:

          (a) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the Restructuring Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

          (b) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (c) has, or any of whose Affiliates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided
                                                                        --------
that the Restructuring Agreement shall not be deemed an agreement, arrangement or understanding contemplated by this paragraph (c).

     "Cable Holders" has the meaning set forth in the Recitals.
      -------------

     "Change of Control" means the consummation of:
      -----------------

          (a) a third party tender offer for Voting Securities of Sprint representing more than 35% of the Voting Power of Sprint;

          (b) a sale of all or substantially all of the assets of Sprint in one transaction or in a series of related transactions;

          (c) a merger or other business combination that would result in (a) a Person holding Voting Securities of the resulting entity representing 35% or more of the Voting Power of Sprint or (ii) the stockholders of Sprint immediately prior to the record date for such transaction owning less than 50% of the outstanding equity securities of the surviving Person following such combination; or

          (d)  a change in the identity of a majority of the Directors due to
(i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors;

provided that a Strategic Merger shall not be deemed a Change of Control.
- --------

     "Class A Stock" means the Class A Common Stock, par value $2.50 per share,
      -------------
of Sprint.

     "Closing Date" means the Closing Date as defined in the Restructuring
      ------------
Agreement.

     "Common Stock" means the Common Stock, par value $2.50 per share, of
      ------------
Sprint.

     "Control" (including, with its correlative meanings, "Controlled by" and
      -------                                              -------------
"under common Control with") means, with respect to a Person or Group:
 -------------------------

          (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

          (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise; or (iii) with respect to a particular action or agreement, to direct or cause the direction of decisions, or veto or otherwise prevent decisions, of or with respect to the entity in question relating to such action or agreement.

     "Covered Proposal" means any proposal by Sprint (i) for a merger,
      ----------------
consolidation, business combination, recapitalization or similar transaction,
(ii) to modify or amend either the Articles or the provisions of the Bylaws relating to the Capital Stock Committee of the Board of Directors of Sprint in a manner that would adversely affect the rights of the holders of the Series 1 PCS Stock or the Series 2 PCS Stock, (iii) for the issuance of Sprint Voting Securities, (iv) for the sale of substantially all assets or a dissolution or liquidation of Sprint, or (v) for any other matter that would require approval of the holders of PCS Stock, voting as a separate class.

     "Exchange Act" means the United States Securities Exchange Act of 1934 and
      ------------
the rules and regulations thereunder.

     "FON Stock" means the Sprint FON Group Common Stock that will be created on
      ---------
the Closing Date, as defined in the Restructuring Agreement.

     "Group" means any group within the meaning of Section 13(d)(3) of the
      -----
Exchange Act as in effect on the date hereof.

     "Governmental Authority" means any federation, nation, state, sovereign, or
      ----------------------
government, any federal, supranational, regional, state, local or political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "Holder" has the meaning set forth in the Preamble.
      ------

     "Other Agreements" means (i) the Restructuring Agreement, (ii) the
      ----------------
Registration Rights Agreement, (iii) the Tax Sharing Agreement, (iv) the Cox L.A. Amendments, (v) the Warrant Agreements, together with the Warrants, (vi) the Mutual Release and Waiver, (vii) the FT/DT Purchase Rights Agreement and (viii) the Voting Agreements, each as defined in the Restructuring Agreement.

     "Other Termination Event" means (i) a redemption of all of the outstanding
      -----------------------
shares of PCS Stock for the common equity securities of one or more wholly owned subsidiaries of Sprint that hold all or substantially all of the assets attributed to the PCS Group (as such term is defined in the Restructuring Agreement), (ii) a redemption of all or a substantial portion of the outstanding shares of PCS Stock upon the sale of all or substantially all of the assets of the PCS Group, or (iii) a conversion of all of the outstanding shares of PCS Stock into any class of Sprint common stock that is not a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such conversion, but which shall not represent any business, assets or liabilities comprising any part of the FON Group immediately prior to such conversion.

     "Outstanding Sprint Voting Securities" means the Sprint Voting Securities
      ------------------------------------
outstanding as of any particular date.

     "PCS Stock" means the Series 1 PCS Stock, the Series 2 PCS Stock and the
      ---------
Series 3 PCS Stock.

     "PCS Preferred Stock" means the Series 7 Preferred Stock of Sprint, no par
      -------------------
value per share, which shall be created by the filing of a Certificate of Designations as described in Section 6.2(d) of the Restructuring Agreement.

     "Percentage Limitation" has the meaning set forth in Section 1.1(a)(ii).
      ---------------------

     "Person" means an individual, a partnership, an association, a joint
      ------
venture, a corporation, a business, a trust, an unincorporated organization, or any other entity organized under applicable law.

     "Preferred Stock" means any class or series of the Preferred Stock, no par
      ---------------
value, of Sprint, including the PCS Preferred Stock.

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated as of the date hereof among Sprint and the Cable Holders.

     "Restructuring Agreement" has the meaning set forth in the Recitals.
      -----------------------

     "Series 1 PCS Stock" means the Series 1 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment, as defined in the Restructuring Agreement.

     "Series 2 PCS Stock" means the Series 2 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Series 3 PCS Stock" means the Series 3 PCS Group Common Stock, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Sprint Rights Plan" means the Rights Agreement dated as of June 9, 1997,
      ------------------
as amended, between Sprint and UMB Bank, n.a., as rights agent, as amended or modified from time to time, or any successor or similar Plan.

     "Sprint Voting Securities" means the Common Stock, the Class A Stock, the
      ------------------------
FON Stock, the PCS Stock, the Preferred Stock and any other securities of Sprint having the right to Vote.

     "Strategic Merger" means a merger or other business combination involving
      ----------------
Sprint (a) in which the Holder is entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) its shares of PCS Stock, with an aggregate fair market value equal to the sum of (i) the fair market value of all consideration that the Holder has a right to receive with respect to such merger or other business combination, and (ii) if Sprint is the surviving parent entity, the fair market value of the equity securities of the surviving parent entity that the Holder is entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders, (c) immediately after which no person or Group (other than the Cable Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity and (d) in which holders of PCS Stock receive a common equity tracking security that continues to reflect substantially all of the business, assets and liabilities comprising the PCS Group immediately prior to such merger or other business combination together with such additional wireless business, assets and liabilities which may be included in the PCS Group of the surviving parent entity, but which shall not represent any business, assets or liabilities comprising any part of the other businesses, assets or liabilities of the surviving parent entity or its subsidiaries, including businesses, assets or liabilities of the FON Group immediately prior to such merger or business combination, it being understood that no merger or business combination shall be deemed to meet the requirements of this definition unless the requirements of each of clauses (a) through (d) above have been met. "Fair market value" with
                                                      -----------------
respect to any property, for purposes of this definition, shall be as determined in writing in good faith by a majority of the independent directors of Sprint.

     "Subsidiary" means, with respect to any Person (the "Parent"), any other
      ----------                                          ------
Person in which the Parent, one or more of Subsidiaries of the Parent, or the Parent and one or more of its Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests.

     "Transfer" means any act pursuant to which, directly or indirectly, the
      --------
ownership of assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed of.

     "Vote" means, as to any entity, the ability to cast a vote at a
      ----
stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body; provided that
                                                               --------
with respect to Sprint only, "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint.

     "Voting Agreement" has the meaning assigned to such term in the
      ----------------
Restructuring Agreement.

     "Voting Power" means, as to any entity as of any date, the aggregate number
      ------------
of Votes outstanding as of such date in respect of such entity; provided that,
                                                                --------
with respect to PCS Stock, the Vote per share used to calculate such aggregate number of Votes shall be the Vote per share most recently established by the Board of Directors of Sprint, whether for the most recent vote of stockholders or for a vote of stockholders to be conducted in the future.

     "Warrant" has the meaning set forth in the Restructuring Agreement.
      -------

          Section 3.2  Interpretation and Construction of this Agreement. The
                       -------------------------------------------------
definitions in Section 3.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------
          Section 4.1  Termination. The provisions of this Agreement shall
                       -----------
terminate (a) upon the consent in writing of all of the Parties, (b) upon a Change of Control, (c) if the Restructuring Agreement is terminated prior to the Closing thereunder, (d) following the Closing under the Restructuring Agreement, if the Votes represented by the Sprint Voting Securities Beneficially Owned by the Holder and its Affiliates, directly or indirectly, either individually or as part of a Group, in the aggregate no longer exceed the Percentage Limitation (assuming for purposes of this clause (d) that all shares of Series 2 PCS Stock have the same voting rights as the shares of Series 1 PCS Stock), or (e) upon the occurrence of an Other Termination Event. As to a Holder that is an Affiliate or an Associate of a Cable Holder and that has executed this Agreement in accordance with Section 2.4, the provisions of this Agreement shall terminate, in addition to the above circumstances, when such Holder ceases to be an Affiliate (or Associate, as applicable) of a Cable Holder and all shares of Series 2 PCS Stock held by such party shall have converted to Series 1 PCS Stock. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

          Section 4.2  Notices. Except as expressly provided herein, all
                       -------
notices, consents, waivers and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received and confirmation sent as provided below), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as such Person may from time to time specify by like notice to the parties:

     Holder:             Comcast Corporation
                         1500 Market Street
                         Philadelphia, Pennsylvania  19102-2148
                         Telecopy:  (215) 981-7794
                         Attention:  General Counsel

     with a copy to:

                         Davis Polk & Wardwell
                         450 Lexington Avenue
                         New York, New York 10017
                         Telecopy: (212) 450-4800
                         Attention: Dennis S. Hersch

          Sprint:        2330 Shawnee Mission Parkway
                         East Wing
                         Westwood, Kansas  66205
                         Attention: General Counsel
                         Tel: (913) 624-8440
                         Fax: (913) 624-8426

     with a copy to:

                         King & Spalding
                         191 Peachtree Street
                         Atlanta, Georgia  30303
                         Attention:  Bruce N. Hawthorne, Esq.
                         Tel:  (404) 572-4903
                         Fax:  (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this
Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by facsimile also shall be sent concurrently by mail, but shall in any event be effective as stated above.

          Section 4.3  Assignment. No Party will assign this Agreement or any
                       ----------
rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

          Section 4.4  Entire Agreement. This Agreement embodies the entire
                       ----------------
agreement and understanding of the Parties with respect to the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

          Section 4.5  Waiver, Amendment, etc. This Agreement may not be amended
                       -----------------------
or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

          Section 4.6  Binding Agreement; No Third Party Beneficiaries. This
                       -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

           Section 4.7   Governing Law; Dispute Resolution; Equitable Relief.
                         ---------------------------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

          (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTY FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, IT SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

          Section 4.8  Severability. The invalidity or unenforceability of any
                       ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each Party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

          Section 4.9  Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

          Section 4.10 Remedies. In addition to any other remedies which may be
                       --------
available to Sprint (including any remedies which Sprint may have at law or in equity):

          (a) If the Holder breaches this Agreement in any material respect, then unless and until such breach is cured in all material respects, the Holder shall not be entitled to vote any of its shares of capital stock of Sprint (or any shares into which such shares of capital stock are converted) with respect to any matter or proposal arising from, relating to or involving such breach, and no such purported vote by the Holder on such matter shall be effective or shall be counted; and

          (b) The Holder agrees that Sprint shall have no obligation to honor Transfers of Sprint Voting Securities or other equity interests in Sprint to the Holder or any of its Affiliates that would cause the Holder and its Affiliates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such Transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such Transfers.

     IN WITNESS WHEREOF, Sprint and the Holder have caused their respective duly authorized officers to execute this Standstill Agreement as of the day and year first above written.

                              COMCAST CORPORATION


                              By: /s/ Arthur R. Block
                                 -------------------------------
                                 Title: Vice President
                                        ------------------------


                              SPRINT CORPORATION


                              By: /s/ Don A Jensen
                                 -------------------------------
                                  Title: Vice President
                                        ------------------------